Exhibit 31.3

CERTIFICATION OF CHIEF EXECUTIVE OFFICER UNDER

SECTION 302 OF THE SARBANES-OXLEY ACT

I, Ted Karkus, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of ProPhase Labs, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2015

By:	/s/ Ted Karkus
Ted Karkus
Chairman of the Board and Chief Executive Officer (Principal Executive Officer)